Exhibit 99.1

Angel to Acquire GPIC

Las Vegas, Nevada, November 27, 2018 –– Gaming Partners International Corporation (NASDAQ: GPIC) (“GPIC”) announced today that it has entered into a merger agreement with Angel Holdings Godo Kaisha (“Angel”) pursuant to which Angel will acquire GPIC for cash in a transaction valued at approximately $110 million. The consideration to be paid to GPIC’s stockholders will be $13.75 in cash for each share of GPIC common stock. The merger agreement was unanimously adopted by a special transaction committee of independent directors of the board of directors of GPIC (the “Board”) as well as the full Board. In addition, GPIC stockholders holding approximately 51% of the outstanding shares have signed a voting agreement to vote “for” the transaction.

TRANSACTION DETAILS

Under the terms of the merger agreement, stockholders of GPIC will receive $13.75 in cash in exchange for their shares. Upon closing of the transaction, Angel will own 100% of GPIC.

The merger agreement provides for a “go-shop” provision under which, subject to certain limitations and conditions contained in the merger agreement, GPIC and its board of directors may actively solicit, receive, evaluate and potentially enter into negotiations with parties that offer alternative proposals to the proposed merger transaction until February 2, 2019. There can be no assurance that any person will make a proposal more favorable to the stockholders of GPIC than what Angel has agreed to under the merger agreement. GPIC does not intend to disclose developments about this process unless and until its board of directors has made a decision with respect to any potential superior proposal.

The transaction, which is expected to close in 2019, is subject to the approval of GPIC stockholders and the receipt of certain approvals from gaming authorities. The transaction is also conditioned on other customary closing conditions.

ADVISORS

B. Riley FBR, Inc. is serving as financial advisor to GPIC, and Saul Ewing Arnstein & Lehr LLP and Holland & Hart, LLP are acting as legal counsel for GPIC.

ANGEL HOLDINGS GODO KAISHA

Angel manufactures and supplies playing cards and card games for both the gaming industry and the retail market. A world leader in casino playing cards and table game equipment, Angel’s many groundbreaking innovations include the best-selling Angel Protect Pre-shuffled Cards, and the Angel Eye® series of electronic shoes. Angel’s principal business office is located in Kyoto, Japan, with manufacturing facilities in Japan and Singapore. Angel also has offices in the United States, Macau, Australia and the Philippines.

GPIC

GPIC manufactures and supplies casino table game equipment to licensed casinos worldwide. Under the brand names of Paulson®, Bourgogne et Grasset®, Gemaco®, Dolphin® and Bud Jones®, GPIC provides casino currency, including chips, plaques and jetons; playing cards; table layouts; gaming furniture and table accessories; dice; and roulette wheels. GPIC pioneered the use of security features like radio frequency identification device (RFID) technology in casino currency, and offers RFID solutions including RFID readers, software, and displays. Headquartered in North Las Vegas, Nevada, GPIC also has facilities in Beaune, France; San Luis Rio Colorado, Mexico; Blue Springs, Missouri; Atlantic City, New Jersey; Gulfport, Mississippi; and Macau S.A.R., China. For additional information, please visit  www.gpigaming.com.

IMPORTANT ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction (the “Merger”) involving Gaming Partners International Corporation (“GPIC”) and Angel Holdings Godo Kaisha (“Angel”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed transaction, GPIC will file a proxy statement and other documents with the Securities and Exchange Commission (the “SEC”). Before making any voting decision, investors and stockholders of GPIC are urged to carefully read the definitive proxy statement when it becomes available because it will contain important information regarding GPIC, Angel and the Merger.

A definitive proxy statement and form of proxy will be sent to GPIC stockholders seeking their approval of the transaction. This press release is not a substitute for the proxy statement or any other document which GPIC may file with the SEC in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF GPIC ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement (when available) and other documents filed by GPIC with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by GPIC may be obtained free of charge from GPIC at www.gpigaming.com.

PARTICIPATION IN THE SOLICITATION

GPIC and certain of their respective directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the Merger. Information concerning the interests of the persons who may be “participants” in the solicitation will be set forth in the proxy statement when it is filed with the SEC. You can find more detailed information about GPIC’s executive officers and directors in its definitive proxy statement filed with the SEC on April 18, 2018.

FORWARD-LOOKING STATEMENTS

All statements in this communication other than statements of historical fact contained in this report are forward-looking statements. Forward-looking statements usually relate to future events and anticipated revenues, earnings, cash flows or other aspects of our operations or operating results. Forward-looking statements are often identified by the words “anticipate,” “guidance,” “assumptions,” “projects,” “estimates,” “outlook,” “expects,” “continues,” “intends,” “plans,” “believes,” “forecasts,” “future,” “potential,” “may,” “foresee,” “possible,” “should,” “would,” “could” and variations of such words or similar expressions, including the negative thereof. These forward-looking statements are based on our current expectations, beliefs and assumptions concerning future developments and business conditions and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.

Risks and uncertainties that could cause results to differ materially from those expected by the management of GPIC include the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that our stockholders may not approve the Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of GPIC common shares, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of GPIC to retain and hire key personnel and maintain relationships with its suppliers and customers and on its operating results and businesses generally, the risk that the proposed transaction could distract management of GPIC, the risk that GPIC will incur substantial costs in connection with the proposed transaction, as well as other important factors that could cause actual results to differ materially from those projected. All of our forward-looking statements involve risks and uncertainties (some of which are significant or beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in GPIC’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time by GPIC with the SEC. We wish to caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any of our forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law.